Exhibit 99.1

Driving Business Performance Driving Business Performance Introduction to MAM Software Group, Inc. Michael G. Jamieson President & Chief Executive Officer Brian H. Callahan Executive Vice President & Chief Financial Officer December 2015

Driving Business Performance Safe harbor statement 2 Statements and/or figures included in this presentation that are not historical facts (including any statements or projection s c oncerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto ), are forward - looking statements. These statements can be identified by the use of forward - looking terminology including “forecast,” “ may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. These statements discuss future exp ect ations, contain projections of results of operations or of financial condition or state other “forward - looking” information. We and our representatives may from time to time make other oral or written statements that are also forward - looking statements. These forward - looking statements are made based upon management’s current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company’s future prospects and therefore involve a number of risks a nd uncertainties. MAM Software Group, Inc. cautions that forward - looking statements are not guarantees and that actual results coul d differ materially from those expressed or implied in the forward - looking statements. Because these forward - looking statements involve risks and uncertainties, actual results could differ materially from those expr essed or implied by these forward - looking statements for a number of important reasons. MAM Software Group, Inc. expressly disclaims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events , or otherwise.

Driving Business Performance Who are we? MAM Software is a provider of cloud based and on - premise business solutions and services for the automotive aftermarket and other vertical markets Investment highlights ● Founded in 1984 ● NASDAQ CM: MAMS ● TTM Total Revenue $31.4m (Sept 30, 2015) ● TTM Recurring Revenue 76% (Sept 30, 2015) ● US & UK operations (218 full time and 6 part time) ● 4,600+ customers 3 $31.4m TTM TOTAL REVENUE 76% TTM RECURRING REVENUE

Driving Business Performance ● Strong UK aftermarket position (~70% wholesale market share) ● Industry leader with high: ○ Proven technology ○ Widespread market acceptance ○ Mature relationships with leading groups ● Comprehensive product portfolio comprising modern complementary solutions ● Significant customer base with strong recurring revenues ● High levels of customer retention ● Growth opportunity in cloud solutions (SaaS, DaaS) ● Expansion opportunities into international markets ● Exceptional staff with extensive knowledge and experience What are our strengths? 2 1 3 4 ~70%

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What do we do?

MAM Software develops a range of business management, data and e-commerce solutions that help companies conduct their business more efficiently, encourage customer loyalty and increase revenue

Business Management Software

- Wholesale & retail sales
- Purchasing & inventory
- Warehouse management
- Integrated accounting
- Business intelligence & CRM

e-Commerce Solutions

- B2B web portals
- B2C websites
  - Online Booking
  - Digital marketing
- Internet EDI

Mobile Applications

- Vehicle health check
- Damage inspection
- Inventory control
- Reps module

Data Products & Services

- Data as a Service (DaaS)
  - Allmakes catalogue
  - VRM lookup

Delivery

- Cloud
  - Hosted SaaS
  - Browser SaaS
- On-premise

Integration Platform as a Service (iPaaS)

MAM SOFTWARE

Driving Business Performance

Driving Business Performance Who are our target markets? ● UK and US automotive aftermarkets (parts and accessories, tires) ● UK vertical markets (including builders merchants, electrical wholesalers, plumbers merchants and general wholesaling) ● MAM Solutions help to connect each link in the supply chain from the manufacturer to consumer 6 PARTS MANUFACTURER WAREHOUSE DISTRIBUTOR TIRE MANUFACTURER MANUFACTURER TIRE WHOLESALE JOBBER ACCESSORY RETAILER AUTO REPAIR SHOP TIRE DEALER MERCHANT CONSUMER Tire Parts Verticals

Driving Business Performance Who are our customers? 7 UK Parts US Parts US Auto Repair & Tire UK Verticals

Driving Business Performance Acquisitions ● Existing MAM partner with a good working relationship ● Small agile company with growing reputation for delivering successful B2C and B2B e - commerce projects ● Knowledgeable staff with extensive experience of automotive aftermarket car parts sector and other vertical markets ● Strategy to upsell solutions to existing customers and create new opportunities for our business management software and data solutions 8 MAM Software acquires Origin Software Solutions "By joining forces with MAM Software, we believe we can provide an unparalleled level of products and services. Selling automotive parts online is not as simple as many people believe, simply due to the vast array of data that requires integrating to the end solution. By joining the MAM Group, we are able to leverage existing back - office expertise to provide online sales channels that can be easily managed alongside bricks - and - mortar operations.” Giles Greenslade, Managing Director of Origin Software Solutions

Driving Business Performance Enterprise wins “Ultimately, MAM was selected because it best exhibited the ability to incorporate our current/future needs, and the infrastructure to be the long term system solution for Goodyear Retail and Goodyear dealers.” Chris Robinson, Director Dealer Retail, Goodyear North America 9 Goodyear Strategic Agreement ● MAM Selected by Goodyear as Strategic IT Supplier ● MAM to provide next - generation Point - of - Sale (POS) System to replace existing Goodyear Business Management System (GBMS) ○ Approx. 600 corporate owned locations use GBMS ○ Approx. 670 independently owned locations use GBMS ○ Approx. 1,000 additional locations not using GMBS ● Long - term collaborative project ● New solution (VAST Online) to be built on existing MAM Autowork Online cloud POS platform

Driving Business Performance Enterprise wins ALLDATA Strategic Agreement "Our partnership with MAM Software in designing Manage Online is the perfect example of our dedication to quality. MAM helped create a powerful cloud - based shop management system that helps our customers run their shops with fewer headaches and more successes.” Mitch Major, President ALLDATA 10 ● Successful launch of white - label MAM cloud shop management system (SMS) ● ALLDATA is a leading provider of manufacturers’ automotive repair information and solutions, owned by AutoZone (NYSE: AZO) ● Current customer base of approx. 80,000 automotive repair and collision shop subscribers ● ALLDATA to supply AAMCO - a national network of 700 independent service centers - a customized shop management system, developed by MAM

Driving Business Performance Recognition MAM wins prestigious Alliance 'Outstanding Technology Partner' award “We rarely have a unanimous vote, but MAM Software were a standout choice for the award. The software MAM provides to Alliance members continues to play an important role in the automotive industry, and as such the company is a deserving recipient of this accolade.” Dale Hopkins, CIO Alliance 11 ● Aftermarket Auto Parts Alliance named MAM Software as the 2014 'Outstanding Technology Partner of the Year' following unanimous vote. ● The Aftermarket Auto Parts Alliance is comprised of over 50 independent shareholders who offer a wide array of quality auto products. ● The Auto Value and Bumper to Bumper warehouses, parts stores, and certified service centers are found internationally across the US, Canada, Mexico, and parts of Europe.

Driving Business Performance Growth opportunities 12 Sector Customers Addressable Total Market (Businesses) Avg. Annual SaaS Revenue per Business Avg. Annual DaaS Revenue per Business Potential Annual XaaS Market Value Auto Parts Stores – wholesale and retail 1,369 2,004 ** $10,000 $4,500 $29m Wholesale & Retail Tire Dealers 26 1,920 ** $6,000 $1,700 $15m Auto Repair Shops 2,766* 25,000 ** $1,186 n/a $30m Verticals (merchants) 71 2,348 ** $11,000 n/a $26m Sector Customers Addressable Total Market (Businesses)* Avg. Annual SaaS Revenue per Business* Avg. Annual DaaS Revenue per Business* Potential Annual XaaS Market Value* Auto Parts Businesses – Wholesale and Retail 1,338 2,000 $10,000 $5,200 $30m Wholesale & Retail Tire Dealers 23 2,500 $6,000 $1,600 $19m Auto Repair Shops 1 2,636 25,000 $1,322 n/a $34m Verticals (Merchants) 81 2,500 $12,000 n/a $30m *Source = MAM estimates ● United Kingdom ○ Continued growth in automotive sector – SaaS & DaaS solutions ○ New products and services – mobile and e - commerce ○ Growth in the tire sector ○ Vertical markets ○ Acquisitions

Growth opportunities

13

- North America
  - Continued growth in parts distribution sector – SaaS & DaaS solutions
  - Increased penetration in tire sector – Selected by Goodyear as strategic IT supplier
  - Growth in auto repair shop sector – SaaS based shop management system (SMS) – ALLDATA launched white-label MAM cloud shop management system
  - Future expansion into vertical markets
  - Acquisitions

Sector	Customers / Outlets	Addressable Total Market (Outlets)*	Avg. Annual SaaS Revenue per Outlet**	Avg. Annual DaaS Revenue per Outlet**	Potential Annual XaaS Market Value**
Warehouse Distributors & Auto Parts Stores	109/645	16,900	$10,000	$1,650	$197m
Wholesale & Retail Tire Dealers	166/479	19,700	$6,000	$700	$132m
Auto Repair Shops	250/1494	78,500	$1,550	$425	$155m

*Source = AAIA 2015 Factbook (2013 data) Adjusted for large companies with internally developed systems **Source = MAM estimates

MAM SOFTWARE Driving Business Performance

Driving Business Performance SaaS progress KPIs +16.9% 14 Software as a Service progress - Key Performance Indicators (30 September 2015) <2% +42% 5 MONTHS YEAR ON YEAR QUARTERLY INCREASE IN USER COUNTS YEAR ON YEAR QUARTERLY INCREASE IN SaaS REVENUE CUSTOMER ACQUISITION COSTS (CAC) RECOVERY PERIOD QUARTERLY CHURN RATE FOR Q1 2016 (CUSTOMER RELATIONSHIPS THAT MAM OWNS)

Driving Business Performance Financials 15 Selected Financial Data Ticker Symbol MAMS (NASDAQ CM) Recent 52 Week Range $4.76 - $7.45 Fiscal Year End Jun - 30 Fully Diluted Shares for the First Quarter of 2016 13,489,780 Enterprise Value September 30, 2015 Shares Outstanding (count) 14,259,824 Closing Price $5.88 Equity Value $83,848,000 Debt - Less Cash: $(5,824,000) Enterprise Value $78,024,000 Trailing Twelve Months Adj EBITDA $4,946,000

Driving Business Performance $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $ 2012 2013 2014 2015 2016 TTM $26,100 $27,466 $30,690 $31,638 Value (Thousands) Financials 16 MAM Software Group Revenue 25% $7,989 75% $23,649 27% $8,310 73% $22,380 30% $8,276 70% $19,190 69% $17,900 31% $8,200 $31,426 24% $7,481 76% $23,945 Non - Recurring Revenue Recurring Revenues

Driving Business Performance Financials 17 MAM Software Group Revenue (TTM Q1 2016) One Time Revenue $7.48M 23.8% Recurring Cloud Revenue $15.09M 48.0% Hardware Revenue $1.18M 3.8% Professional Services Revenue $2.08M 6.6% DaaS $9.68M 30.8% SaaS $5.41M 17.2% Software/System Revenue $4.22M 13.4% Recurring Software Support Revenue $8.85M 28.2%

Driving Business Performance Financials 18 Statement of Operations For the Three Months Ended September 30, 2015 2014 Revenue $7,995,000 $8,207,000 Cost of Revenues 3,650,000 3,305,000 Gross Margin 4,345,000 4,902,000 Operating Expenses 3,321,000 4,090,000 Operating Income 1,024,000 812,000 Other Income (Expense) (10,000) (4,000) Income before Income Taxes 1,014,000 808,000 Provision for Income Taxes (178,000) (199,000) Net income $830,000 $609,000 Earnings per share - Basic $0.06 $0.04 Earnings per share – Diluted $0.06 $0.04

Driving Business Performance Financials 19 *Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization adjusted to exclude non - cash equit y compensation, and other special non - recurring charges. Adjusted EBITDA is commonly used by management and investors as an indicator of operating performance and liq uidity. Adjusted EBITDA is not considered a measure of financial performance under GAAP and it should not be considered as an alternative to net income (los s), or other financial statement data presented in accordance with GAAP in our consolidated financial statements. Calculation of Adjusted EBITDA* (in thousands) For the Three Months Ended September 30, For the TT Months Ended September 30, 2015 2014 2015 Net Income (GAAP) $830 $609 $3,226 Interest Expense 10 4 19 Taxes 184 199 807 Depreciation and Amortization 153 226 526 Non - cash Equity Compensation 41 148 368 Adjusted EBITDA* (Non - GAAP) $1,218 $1,186 $4,946

Driving Business Performance Financials 20 Condensed Balance Sheet As of September 30, June 30, June 30, June 30, 2015 2015 2014 2013 Assets Cash and Cash Equivalents $5,824,000 $6,793,000 $7,008,000 $4,061,000 Accounts Receivable 3,984,000 4,243,000 3,857,000 3,511,000 All Other Current Assets 1,426,000 1,907,000 1,716,000 2,175,000 11,234,000 12,943,000 12,581,000 9,747,000 Long - Term Assets 12,099,000 12,978,000 12,164,000 11,594,000 Total Assets $25,615,000 $25,921,000 $24,745,000 $21,341,000 Liabilities and Stockholders' Equity Total Current Liabilities $5,950,000 $7,274,000 $6,982,000 $6,245,000 Total Long - Term Liabilities 1,111,000 250,000 488,000 474,000 Total Liabilities 7,061,000 7,524,000 7,470,000 6,719,000 Total Stockholders' Equity 18,554,000 18,397,000 17,275,000 14,622,000 Total Liabilities and Stockholders' Equity $25,615,000 $25,921,000 $24,745,000 $21,341,000

Driving Business Performance Financials 21 Balance Sheet Highlights September 30, 2015 Cash and Investments $5,824,000 Total Current Assets $11,234,000 Total Current Liabilities $5,950,000 Working Capital $5,284,000 Working Capital Ratio 1.89:1 Debt $0 Shareholders' Equity $18,554,000 Shares Outstanding 14,259,824 Stock Price $5.88 Market Cap $83,848,000 Enterprise Value $78,024,000 Enterprise Value/TTM Adj. EBITDA 15.8 Enterprise Value/TTM Revenue 2.5

Driving Business Performance Financial model *Assuming revenue splits of approximately 88% recurring and 12% non - recurring and based on current visibility. Other internal assumptions also included in forward numbers 22 2014 (ACTUAL) 2015 (ACTUAL) Future* ($50M in Revenue) Sales Level ($ millions) $30.7 $31.6 $50 Gross Margin (% of sales) 56.0% 57.2% 62% R&D (% of sales) 12.0% 12.2% 9.5% SG&A ($ millions) $10.0 $9.8 $10.7 Adj. EBITDA Margin (% of sales) 13.8% 15.8% 30% - 33% Net Margin (% of sales) 5.4% 9.5% 20% - 23%

Driving Business Performance Financial model 23 Margin profile as new model scales 2014 2015 at $50M* *Assuming revenue splits of approximately 88% recurring and 12% non - recurring and based on current visibility. Other internal assumptions also included in forward numbers Adj. EBITDA SG&A R&D COGS 13.8% 32.6% 12.0% 44.0% 15.8% 31.0% 12.2% 42.0% 37.8% 9.5% 21.3% 31.4%

Driving Business Performance Tender offer ● Cash tender offered on October 31, 2015 ● Purchase up to 2,000,000 shares of common stock at a price of $7.50 per share, or a total value of $15 million ● Tender offer will expire at 5:00 P.M., New York City time, on December 1, 2015 ● Funded by a combination of available cash, and borrowings under a secured $12 million credit facility with J.P. Morgan Chase Bank, N.A. 24 Purchase up to 2,000,000 Shares of Common Stock

Driving Business Performance Investment Highlights ● Highly recurring revenue stream ● Exceptional customer retention rate ● Dominant UK Market Position ● Emerging vendor in an under - penetrated North American market evidenced by 2013 - 2014 wins with ALLDATA/AutoZone (NYSE:AZO) and Goodyear Tire (NASDAQ:GT) ● Opportunity to achieve targeted Net Margins of 20% - 30% at scale 25

Driving Business Performance Questions mam software www.mamsoft.co.uk @mamsoft Thank you. Any Questions? Michael G. Jamieson President & Chief Executive Officer Email: mikej@mamsoft.co.uk Tel: +44 (0) 1226 352900 Brian Callahan Executive Vice President & Chief Financial Officer Email: bcallahan@mamsoftware.com Tel: (610) 336 9045 x 240 26